Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Barrett Growth Fund (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated June 26, 2023
to the Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
dated September 28, 2022, as supplemented

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI:

Effective June 23, 2023, Mr. Owen W. Gilmore, a Portfolio Manager for the Fund, has resigned from Barrett Asset Management, LLC. Accordingly, all references to Mr. Gilmore as a Portfolio Manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed. Mr. E. Wells Beck and Ms. Amy Kong continue to serve as Portfolio Managers of the Fund.

Please retain this supplement with your Prospectus,
Summary Prospectus and SAI.